Exhibit 99.1

Timber Pharmaceuticals Announces Appointment of Dr. David Cohen and Dr. Lubor Gaal to Board of Directors

WOODCLIFF LAKE, NJ, August 19, 2020 -- Timber Pharmaceuticals, Inc. ("Timber" or the “Company”) (NYSE American: TMBR), a biopharmaceutical company focused on the development and commercialization of treatments for orphan dermatologic diseases, today announced the appointment of David Cohen, M.D. and Lubor Gaal, Ph.D. to its board of directors.

“We continue to add expertise and talent in the areas of drug development and delivery to our team at Timber and welcome Dr. Cohen and Dr. Gaal to the Board,” said John Koconis, chief executive officer of Timber. “Dr. Cohen is a renowned dermatologist who has contributed to the development of global treatment guidelines and has played an important role in advancing research in many rare dermatologic conditions. Meanwhile, Dr. Gaal has extensive experience as a biotech entrepreneur with a successful track record in securing assets and executing licensing and partnering transactions. We look forward to working closely with both as we advance our clinical development pipeline.”

Dr. Cohen is the Charles C. and Dorothea E. Harris Professor of Dermatology at New York University School of Medicine, where he also serves as Chief of Allergy and Contact Dermatitis, Vice Chairman of Clinical Affairs, and Director of Occupational and Environmental Dermatology. He was a founding board member for the American Acne and Rosacea Society and previously served as President of the American Dermatological Association, the American Contact Dermatitis Society, the Dermatology Section of the New York Academy of Medicine, and the New York Dermatological Association. Dr. Cohen has also served on numerous boards including Kadmon, Dermira, Vyteris, and Connetics. He received a B.S. in biomedical science from the City University of New York, an M.D. from State University of New York at Stony Brook School of Medicine, and an M.P.H. in environmental science from Columbia University School of Public Health.

Dr. Gaal brings more than two decades of business development, external innovation, and licensing experience in biotechnology and biopharmaceuticals. He is currently Senior Vice President and Head of Europe for Locust Walk where he is responsible for executing licensing, M&A, and financing transactions for biopharma companies around the globe. Dr. Gaal previously served as Head of External Innovation and Licensing for Almirall and held various roles at Bristol-Myers Squibb including Head of Europe, Global Search and Business Development. He has also held executive management roles at NEURO3D, Vectron Therapeutics, Berlex Laboratories, Burrill & Company, and Sandoz. Dr. Gaal has a B.Sc. in Neurobiology from the University of Sussex and a Ph.D. in Neurosciences from the University of California.

About Timber Pharmaceuticals, Inc.

Timber Pharmaceuticals, Inc. is a biopharmaceutical company focused on the development and commercialization of treatments for orphan dermatologic diseases. The Company's investigational therapies have proven mechanisms-of-action backed by decades of clinical experience and well-established CMC (chemistry, manufacturing and control) and safety profiles. The Company is initially focused on developing non-systemic treatments for rare dermatologic diseases including congenital ichthyosis (CI), facial angiofibromas (FAs) in tuberous sclerosis complex (TSC), and localized scleroderma. For more information, visit www.timberpharma.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential, "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s Form 10-Q filed on August 18, 2020 and its other filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

For more information, contact:

Timber Pharmaceuticals, Inc.

John Koconis

Chief Executive Officer

jkoconis@timberpharma.com

Investor Relations:

Stephanie Prince

PCG Advisory

(646) 762-4518

sprince@pcgadvisory.com

Media Relations:

Adam Daley

Berry & Company Public Relations

(212) 253-8881

adaley@berrypr.com